UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

McKESSON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on July 29, 2020. Meeting Information McKESSON CORPORATION Meeting Type: Annual Meeting For holders as of: June 1, 2020 Date: July 29, 2020 Time: 8:30 A.M. Central Daylight Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/MCK2020. The company will be hosting the meeting live via the Internet McKESSON CORPORATION this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/MCK2020 and be sure to have ATTN: CORPORATE SECRETARY the information that is printed in the box marked by the arrow 6555 STATE HIGHWAY 161 IRVING, TX 75039 XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important Z77476 information contained in the proxy materials before voting. - See the reverse side of this notice to obtain P41296 proxy materials and voting instructions. D19599 -

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How NOTICE to View AND Online: PROXY STATEMENT ANNUAL REPORT Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents or documents for our future annual meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, by the arrow instructions XXXX and XXXX other XXXX inquiries XXXX (located sent to on this the e-mail following address page) will in NOT the subject be forwarded line. to your investment advisor. Please make the request as instructed above on or before July 15, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Z77476 Before The Meeting: - Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow P41296 XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. - During The Meeting: Go to www.virtualshareholdermeeting.com/MCK2020. Have the information that is printed in the box marked D19600 by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends a vote FOR the listed nominees: 1. Election of eleven directors for a one-year term. The Board of Directors recommends a vote FOR Nominees: the following proposals: 1a. Dominic J. Caruso 2. Ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the fiscal 1b . N. Anthony Coles, M.D. year ending March 31, 2021. 1c. M. Christine Jacobs 3. Advisory vote on executive compensation. The Board of Directors recommends a vote 1d. Donald R. Knauss AGAINST the following proposals: 1e. Marie L. Knowles 4. Shareholder proposal on action by written consent of shareholders. 1f. Bradley E. Lerman 5. Shareholder proposal on disclosure of lobbying activities and expenditures. 1g. Maria Martinez 6. Shareholder proposal on statement of purpose of a corporation. 1h. Edward A. Mueller 1i. Susan R. Salka 1j. Brian S. Tyler 1k. Kenneth E. Washington, Ph.D. - Z77476—P41296 D19601

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